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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 21, 2024
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 350,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 21, 2024, the Board of Directors of Air T, Inc. (the “Company”) approved the Second Amended and Restated Bylaws. The Board of Directors approved the Second Amended and Restated Bylaws to amend the advance notice procedures specified therein, to amend the required voting percentage necessary to call a special meeting of the shareholders from a majority to twenty-five percent (25%), to add a foreign ownership limitation provision in line with Department of Transportation Regulations and to make certain other minor ministerial changes. The Company’s Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, with the version filed as Exhibit 3.2 being marked to show (by underlining) the amendments so approved by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits

3.1	Second Amended and Restated By-Laws of Air T, Inc. approved March 21 2024
3.2	Second Amended and Restated By-Laws of Air T, Inc. (marked to show amendments approved on March 21, 2024)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2024

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer